UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

October 25, 2024

Date of Report (date of earliest event reported)

Micron Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 South Federal Way

Boise, Idaho 83716-9632

(Address of principal executive offices and Zip Code)

(208) 368-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	MU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2024, Robert Switz, Chair of the Board of Directors (the “Board”) of Micron Technology, Inc. (the “Company”), provided notice to the Governance and Sustainability Committee of the Board that he has decided to retire from the Board and will not seek re-election at the Company’s fiscal 2024 annual shareholders meeting (the “Annual Meeting”). Mr. Switz will continue to serve as a director and as Chair through the end of his term at the Annual Meeting. Mr. Switz’s decision not to stand for re-election was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On October 30, 2024, the Company announced that the independent members of the Board unanimously elected Sanjay Mehrotra, the Company’s Chief Executive Officer, to succeed Mr. Switz as Chair of the Board, and Lynn Dugle to serve as lead independent director, each effective as of Mr. Switz’s retirement. The full text of the press release issued on October 30, 2024 is attached as Exhibit 99.1 to this report.

Item 5.03             Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On October 28, 2024, the Board approved an amendment to the Company’s Amended and Restated Bylaws to provide that the number of directors shall be set from time to time by resolution of the Board, effective immediately. This description of the amendment to the Company’s bylaws is qualified in its entirety by reference to the text of the Amended and Restated Bylaws filed as Exhibit 3.1 to this report.

Item 9.01.            Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws as of October 28, 2024.

99.1	Press Release, dated October 30, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2024	MICRON TECHNOLOGY, INC.

	By:	/s/ Michael Ray
	Name:	Michael Ray
	Title:	Senior Vice President, Chief Legal Officer and Corporate Secretary